UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 14, 2008
KAYDON CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-11333 (Commission File Number)	13-3186040 (IRS Employer Identification No.)
315 East Eisenhower Parkway, Suite 300
Ann Arbor, MI 48108
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (734) 747-7025
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Executive Officers; Compensatory Arrangements of Certain Officers.
(e) On February 14, 2008, the Board of Directors of Kaydon Corporation (the “Company”) approved amendments to the Company’s Executive Management Bonus Program (the “Bonus Program”) that adjust the method of calculating bonuses paid to participants.
     Under the Bonus Program, as amended, the Compensation Committee will continue to establish an Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) performance goal for the Company for the upcoming fiscal year. If the Company achieves EBITDA greater than 90% and up to 100% of the performance goal, designated executive officers will receive cash bonuses of up to 60% (100% in the case of the Chief Executive Officer) of their base annual salary, pro rated for each percentage that EBITDA exceeds 90% of the performance goal. They earn no bonus if achievement is 90% or less of the performance goal, and may earn up to 100% (200% in the case of the Chief Executive Officer) of the individual’s base annual salary if the Company achieves EBITDA greater than 100% of the performance goal, pro rated for each percentage that EBITDA exceeds 100% and up to 110% of the performance goal. An individual may not earn a bonus of more than 100% (200% in the case of the CEO) of their base annual salary. Other material provisions of the Bonus Program, including discretionary bonus payments, are unchanged. Also on February 14, 2008, the Board of Directors approved amendments to the Employment Agreement with James O’Leary, the Company’s President and Chief Executive Officer. The amendments were necessary to reflect the amendments to the Bonus Program described above.
     The amended Bonus Program, and the form of agreement to be entered into by each participant in the Bonus Program, is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The amended Employment Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Kaydon Corporation Executive Management Bonus Program, amended and restated effective February 14, 2008

10.2	Employment Agreement, amended effective February 14, 2008, between the Company and James O’Leary

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 20, 2008	KAYDON CORPORATION
	By:	/s/ Kenneth W. Crawford
Kenneth W. Crawford
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Kaydon Corporation Executive Management Bonus Program, amended and restated effective February 14, 2008

10.2	Employment Agreement, amended effective February 14, 2008, between the Company and James O’Leary